UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2026

SANGAMO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30171	68-0359556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

501 Canal Blvd., Richmond, California 94804

(Address of principal executive offices) (Zip Code)

(510) 970-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SGMO	Nasdaq Capital Market*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*Following a determination by the Nasdaq Stock Market LLC (“Nasdaq”) to delist the common stock of Sangamo Therapeutics, Inc. (the “Company”), the Company’s common stock was suspended from trading on Nasdaq on May 5, 2026 and currently trades on the OTCID Basic Market under the symbol “SGMOQ”. On July 14, 2026, the Nasdaq Hearings Panel issued a written determination letter denying the Company’s request to continue its listing on Nasdaq.

Item 1.03	Bankruptcy or Receivership.

The information set forth under Item 2.01 below is incorporated into this Item 1.03 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on June 23, 2026, Sangamo Therapeutics, Inc. (the “Company”) filed a voluntary petition for relief (Case No. 26-10989) under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Court” and such case, the “Chapter 11 Case”). The Company has continued to operate its business as a “debtor-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code.

On July 14, 2026, the Court entered an order approving bidding procedures (the “Bid Procedures Order”) (Docket No. 122), which, among other things, authorized the Company to identify one or more purchasers, subject to the Court’s approval, in connection with the sale of substantially all of the Company’s assets and enter into one or more related purchase agreements. Pursuant to the Bid Procedures Order, the bid deadline was 5:00 p.m. (Eastern Time) on August 4, 2026, and the Company conducted a court-supervised auction process on August 10, 2026, at which Eli Lilly and Company (“Lilly”) was selected as the successful bidder for the Lilly Assets (as defined below).

On August 20, 2026, the Court entered a Sale Order authorizing the sale of the Lilly Assets pursuant to the terms of the Asset Purchase Agreement (as defined below) (Docket No. 362). Accordingly, on September 4, 2026, the Company completed the previously announced sale of its technology platforms, including its AAV capsid engineering platform, including the Company’s proprietary novel capsid known as STAC-BBB and related next-generation variants and related technology; its zinc finger protein technology platform; its Modular Integrase genome editing platform; the Company’s prion disease program (ST-506); certain intellectual property rights relating to the foregoing; and the Company’s rights to receive certain payments on account of certain of its outlicensing agreements, including the right to receive future milestone and royalty payments thereunder (collectively, the “Lilly Assets”), as contemplated by the Asset Purchase Agreement, dated June 22, 2026, by and among the Company, the Company’s wholly-owned subsidiaries, Merope Acquisition Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of Lilly, and Lilly (solely as guarantor for purposes of section 10.21 of the Asset Purchase Agreement) (the “Asset Purchase Agreement”), for $50 million in cash and the assumption of certain specified liabilities related to the Lilly Assets.

The foregoing summary of the Asset Purchase Agreement and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On September 2, 2026, the Company filed with the Court its monthly operating report for the period beginning July 1, 2026 and ended July 31, 2026 (the “MOR”).

The information set forth in Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD. The MOR is attached hereto as Exhibit 99.1. The MOR and additional information regarding the Chapter 11 Case is available at https://www.veritaglobal.net/SangamoTherapeutics. The documents and other information on this website are not part of this Current Report on Form 8-K and shall not be incorporated by reference.

The information contained in this Item 7.01 and in Exhibit 99.1 is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding the MOR

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the MOR, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The MOR is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the reporting requirements of the Court. The MOR is not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws or rules, and is subject to future adjustment and reconciliation. The MOR also contains information for periods shorter and otherwise different from those contained in the Company’s reports required to be filed pursuant to the Exchange Act. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the MOR is complete. Results set forth in the MOR should not be viewed as indicative of future results.

Cautionary Language Regarding Trading in the Company’s Common Stock

The Company’s stockholders are cautioned that trading in the Company’s common stock during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. The Company’s common stock has been suspended from trading on, and the Company received a notice of delisting from, the Nasdaq Capital Market and is currently trading on the OTCID Basic Market under the symbol “SGMOQ,” and trading prices for the Company’s common stock may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The Company is currently unable to prepare pro forma financial information reflecting the transaction described in Item 2.01 of this Current Report without unreasonable effort or expense and thus such information is not reasonably available to the Company within the meaning of Rule 12b-21 under the Securities Exchange Act of 1934, as amended. As a debtor-in-possession under the Bankruptcy Code, the Company files monthly operating reports with the Court, which reports include financial statements that are limited in scope and prepared solely for the purpose of complying with requirements of the Court. The Company cautions investors and potential investors not to place undue reliance upon the information contained in the monthly operating reports, which are not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company.

(d) Exhibits

Exhibit No.	Description

2.1#	Asset Purchase Agreement, dated June 22, 2026, by and among Sangamo Therapeutics, Inc., Merope Acquisition Sub, LLC, Eli Lilly and Company, and Sangamo Therapeutics UK Ltd., Sangamo Therapeutics France SAS, and Ceregene, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K/A filed on June 23, 2026)

99.1	Sangamo Therapeutics, Inc. Monthly Operating Report for the period ended July 31, 2026.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

#	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANGAMO THERAPEUTICS, INC.

Dated: September 8, 2026	By:	/s/ SCOTT B. WILLOUGHBY
	Name:	Scott B. Willoughby
	Title:	Chief Legal Officer and Corporate Secretary